C-9600
10-99, R-6

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
DIVISION OF TAXATION

Bulk Sale Section
PO Box 245
Trenton, New Jersey 08695-0245

NOTIFICATION OF SALE, TRANSFER, OR ASSIGNMENT IN BULK

ATTACH COPY OF PENDING CONTRACT OF SALE OR TRANSFER

This form is to be used to notify the Director of the Division of Taxation, of any bulk transfer in accordance with Section 22(c) of the New Jersey State Sales and Use Tax Act and Section 15 of the New Jersey Business Personal Property Tax Act. *See Reverse Side.*

By statute the following information is required to be submitted by registered mail ten (10) days before taking possession of, or paying for, the property.

Name of Purchaser(s) Chinese Manufacturers Online Corp.

Trade Name of Purchaser(s) CMO or Chinese Manufacturers Online Corp.

Street 115 Route 46, Suite B12 City Mountain Lakes State NJ Zip Code 07046

Federal Identification No. 42-1733035 Social Security No.

Name and Address of Attorney or Escrow Agent for Purchaser N/A

Telephone Number ( )

Sellers N.J. Tax Identification No.

Seller's Liquor License No. (If Applicable)

Name of Seller(s) Signunited LLC

Trade Name of Seller(s) Accugraphic Sign

Name of Officer, Partner, or Individual Owner Hong Ping Chen

Home Address 14A Casey Ave City Edison State NJ Zip Code 08817

Home Phone Number (973) Business Phone Number (732) 287-2111

Federal Identification No. 20-0834504 Social Security No.

Name and Address of Attorney or Agent for Seller n/a Phone Number ( )

Date Seller Acquired Business: Month 05 Year 2008

SCHEDULED DATE OF SALE	
	Sales Price of Furniture, Fixtures & Equipment .... $ 9,000
	Sales Price of Land and Building .... $ 15000
	Sales Price of Other Assets (attach schedule) .... $
	Total Sales Price .... $ 24,000

TERMS AND CONDITIONS OF SALE 1. seller to pay $9000x7%=$630 sales tax 2. seller shall pay all and any pax owed

LOCATION OF BUSINESS OR PROPERTY 1653 Rt. 27, Suite 2, Edison, NJ 08817

TYPE OF BUSINESS sign and advertising displays

Title - If other than purchaser, please identify

Resolution

BE IT RESOLVED that the transactionreferred to below is approved, and the Hong Ping Chan president and Hong Ping Chan secretary of this corporation be and they are hereby directed, authorized and empowered to execute, acknowledge and deliver such documents, instruments and papers and perform such acts as may be legally, properly and reasonably required or necessary for the purpose of

sale of business of Accugraphic Sign Inc.

I, Hong Ping Chan
secretary of Signunited LLC

a corporation of **the state of New Jersey**
CERTIFY that the foregoing is a true copy of a Resolution as it appears in the records of the corporation and as was duly and legally adopted at a meeting of the Board of Directors of the corporation called for that purpose and held on pursuant to and in accordance with the Certificate of Incorporation and By-laws thereof; that it has not been modified, amended or rescinded, and is in full force and effect as of the date hereof.

Dated: 4/9/08

[signature]
Secretary

Contract for Sale of Business

This Contract for Sale is made on April 7, 2008
BETWEEN
Signunited LLC
whose address is
14A Casey Ave Edison, NJ 08817

referred to as the Seller,

AND
Chinese Manufacturers Online Corp.
whose address is
115 Route 46, Suite B-12, Mountain Lakes, NJ 07046

referred to as the Buyer.

The words "Buyer" and "Seller" include all Buyers and all Sellers listed above.

1. **Business and Property Sold.** Seller agrees to sell and transfer and Buyer agrees to buy the following described business (the "Business"): Accugraphic Sign

now located at 1653 Rt. 27, Suite 2, Edison, NJ 08817

including the inventory, accounts receivable, fixtures, equipment, goodwill, trade name, telephone number(s), books and records of the Business, licenses, lease and all rights under any contracts related to the Business, including contracts for vending machines, public telephones or any other rental or use of equipment in connection with the Business, including the items described and mentioned in Item 1 of Schedule A to this Contract. This sale is free and clear of any debts, mortgages, security interests or other liens or encumbrances, except for liens securing liabilities relating to the Business being assumed by Buyer and except as stated in this Contract. This sale does not include the cash on hand or in banks at the date of closing and/or the other property specifically excluded, as described and mentioned in Item 2 of Schedule A to the Contract.

2. **Purchase Price.** The purchase price is $ 24,000
Twenty Four thousand Dollars and No Cents
plus the amount to be paid for Seller's inventory, as described in Paragraph 5 of this Contract.

3. **Payment of Purchase Price.** The Buyer will pay the purchase price as follows:

Previously paid by the Buyer (initial deposit)	$	0
Upon signing of this Contract (balance of deposit)	$	0
By the Seller taking back a promissory note for years at % interest with monthly payments based on a year payment schedule.	$	
By assuming the obligation to pay certain liabilities related to the Business, as described and mentioned in Item 3 of Schedule A to this Contract, according to their respective terms. Those liabilities must be in good standing at the closing. Either party may cancel this Contract if the creditors to whom a material amount of such liabilities is owed do not permit the Buyer to assume such liabilities. (Amount listed at right is estimated balance due.)	$	
Balance to be paid at closing of title, in cash or by certified or bank cashier's check (subject to adjustment at closing)	$	24,000

4. **Deposit Moneys.** All deposit moneys will be held in escrow in an interest-bearing account by (the "Escrow Agent") until

Interest on the deposit moneys will be paid to the person or persons who receive the deposit moneys when they are released from escrow. If more than one person receives the deposit moneys, the interest will be divided among all such persons in proportion to the amount of deposit moneys each such person receives.

5. **Inventory.** The Buyer agrees to purchase from Seller, Seller's inventory of . The price for said inventory shall be the cost or fair market value, whichever is less. The inventory shall be paid for by Buyer in cash upon the closing of title.

6. **Allocation of Purchase Price.** The Buyer and Seller agree that the purchase price of the business will be allocated for income tax purposes, as follows: 9000 for equipment, furniture and inventory. $15,000 for goodwill.

7. **Security for Seller Note.** The promissory note to be taken back by Seller will be secured by a security interest in all assets of the Business, whether existing at the closing or acquired after the closing, including the inventory, accounts receivable, fixtures, equipment, contract rights and other intangible assets, all replacements, substitutions, additions or accessions to the assets of the Business, and all proceeds of the assets of the Business. This security interest will be subordinate to any security interests securing the liabilities described in Item 3 of Schedule A to this Contract, but will otherwise have a first priority.

8. Preparation of Note and Security Documents. The **Seller's** attorney will prepare the promissory note to be taken back by **Seller** and the necessary documents for the security interest described in Paragraph 7 of this **Contract**. The terms of the note and other documents must be reasonably acceptable to **Seller**. The **Buyer** will pay the **Seller's** attorney $ N/A for the preparation of the note and other documents. The **Buyer** will also pay all recording costs.

9. Time and Place of Closing. The closing date cannot be made final at this time. The **Buyer** and **Seller** agree to make April 7, 2008 the estimated date for the closing. Both parties will fully cooperate so the closing can take place on or before the estimated date. The closing will be held at CMO's office.

10. Transfer of Ownership. At the closing, the **Seller** will transfer ownership of the property to the **Buyer**. The **Seller** will give the **Buyer** a properly executed Bill of Sale, and such instruments of transfer as are necessary to transfer to **Buyer** full title to the **Business** and property referred to in this **Contract**. If the **Seller** is a corporation, it will also deliver a corporate resolution authorizing the sale.

11. Indemnification of Buyer. The **Seller** will indemnify the **Buyer** against (1) all liabilities and obligations of **Seller** relating to the **Business** not expressly assumed by **Buyer**, (2) any damage, loss, or deficiency due to any breach of warranty, misrepresentation, or nonfulfillment of any agreement on the part of **Seller** contained in this **Contract** or in any document or list delivered or to be delivered to **Buyer** in connection with this **Contract**; and (3) all actions, suits, proceedings, judgments, costs, and expenses (including reasonable attorney fees) connected with the matters described in (1) and (2), including any actions, suits or proceedings between **Buyer** and **Seller**, including actions, suits or proceedings to enforce **Seller's** obligations under this Paragraph 11.

12. Indemnification of Seller. The **Buyer** will indemnify the **Seller** against (1) any and all liability under the contracts and obligations assumed under this **Contract**, provided that **Seller** is not in default under any of such contracts or obligations at the date of closing; and (2) all actions, suits, proceedings, judgments, costs and expenses (including reasonable attorney fees) connected with the matters described in (1), including any actions, suits or proceedings between **Buyer** and **Seller**, including actions, suits or proceedings to enforce **Buyer's** obligations under this Paragraph 12. The **Buyer** shall not be liable for any of the obligations or liabilities of **Seller** of any kind and nature other than those specifically assumed under this **Contract**.

13. Inspection of the Business. The **Seller** will permit the **Buyer** and **Buyer's** representative(s) to inspect the **Business** from time to time at any reasonable time before the closing. The **Seller** will permit access for all inspections provided for in this **Contract**, and allow the **Buyer** free access, during normal business hours, to all books and records of the **Seller** relating to the **Business**, and will allow **Buyer** to make copies of books and records that are reasonably requested by **Buyer**.

14. Representations of **Seller**. The **Seller** represents and warrants that the **Seller**:

a. Is duly qualified and licensed to carry on the **Business** as now owned and conducted.
b. Is the owner of and has good and marketable title to the property to be sold free of all restrictions on transfer or assignment and of all encumbrances unless otherwise set forth in this **Contract**.
c. Has to the best of its knowledge operated the **Business** in accordance with all laws and rules relating to the **Business**.
d. Is not subject to any proceedings, judgments, or liens now pending or threatened against the **Seller** or against the **Business**.
e. Will, up to the date of closing, operate the **Business** in the usual and ordinary manner and will not enter into any contract except as may be required in the regular course of business.

15. Risk of Loss. The **Seller** is responsible for any damage to the assets being sold to the **Buyer**, except for normal wear and tear, until the closing. If there is damage, the **Buyer** can proceed with the closing and either:

a. require that the **Seller** repair the damage before the closing, or
b. deduct from the purchase price a fair and reasonable estimate of the cost to repair the property.

In addition, either party may cancel this **Contract** if the cost of repair is more than 10% of the purchase price. If, by reason of any destruction, loss, or damage, the **Business** is interrupted, closed, or otherwise materially adversely affected, the **Buyer** shall have the right to terminate this **Contract** on written notice to **Seller**.

16. Cancellation of Contract. If this **Contract** is legally and rightfully canceled, the Escrow Agent will return the deposit to **Buyer** and **Buyer** and **Seller** will be free of liability to each other.

17. Adjustments at Closing. At the closing the following adjustments shall be made: All operating expenses including, but not limited to: rent; insurance premiums; utility charges; taxes of any nature; interest on loans; mortgages or other liens, if any; payroll; and payroll taxes.

18. Restrictive Covenant. The Bill of Sale will contain a covenant that **Seller** will not re-establish, re-open, become engaged, employed or in any other manner whatsoever be interested, directly or indirectly, in a business the same as or similar to the **Business** within a radius of from for a period of years from the date of the closing.

19. Lease. At the closing, the **Seller** will assign and transfer to **Buyer** the existing lease covering the premises used in connection with the **Business** and **Buyer** agrees to perform, carry out and be bound by the covenants and agreements of tenant under such lease. Such lease expires on August 31, 2009 and provides for a rental of . The landlord is holding the sum of $3,500 as security under the existing lease. An amount equal to the amount of such security is added to the amount of the purchase price. At closing **Buyer** will pay to **Seller** an amount equal to the amount of the security, less any bona fide set-off or counterclaim asserted by the landlord. The **Seller** will then assign and transfer to **Buyer** all rights, title and interest in the security held by the landlord.

20. Liquidated Damages. If the **Buyer** or the **Seller** defaults under this **Contract**, the other party shall be entitled to liquidated damages of Dollars $ for breach of this **Contract**, in addition to repayment of all amounts paid by such other party under this **Contract**. The **Buyer** and the **Seller** have agreed to the amount of liquidated damages because it is difficult to determine the exact amount of damages that will result from a breach of this **Contract**.

21. Commissions. Upon delivery of the Bill of Sale, payment of all amounts, if any, that the **Buyer** and the **Seller** are required by this **Contract** to pay at closing, and delivery of any promissory note and other documents required by this **Contract**, the **Seller** will pay to a commission of % of the

purchase price. The **Seller** and the **Buyer** represent to each other that no one else is entitled to receive any commissi with respect to the sale of the **Business** under this **Contract**. If anyone else claims a commission as a result of ar claimed agreement with the **Seller** or the **Buyer**, the **Seller** or the **Buyer**, as appropriate, will indemnify the other part with respect to such claimed commission under Paragraph 11 or 12 of this **Contract**, as appropriate.

22. Survival of Terms of Contract. The warranties, covenants and promises contained in this **Contract** will not merge in but will survive the Bill of Sale and become part of the Bill of Sale and will continue in full force and effect as though set forth at length in the Bill of Sale.

23. Security for Buyer Deposit and Search Costs. The **Seller** grants the **Buyer** a security interest in all assets of the **Business** being sold under this **Contract** to secure the deposit paid by the **Buyer** and the reasonable expense of the examination of title of the assets of the **Business**. This security interest will terminate automatically if the **Buyer** defaults under this **Contract**.

24. Gender and Number. In all references in this **Contract** to any parties, persons, entities or corporations, the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of this **Contract** may require.

25. Complete Agreement. This **Contract** is the entire and only agreement between the **Buyer** and the **Seller**. This **Contract** replaces and cancels any previous agreements between the **Buyer** and the **Seller**. This **Contract** can only be changed by an agreement in writing signed by both **Buyer** and **Seller**. The **Seller** represents to the **Buyer** that the **Seller** has not made any other **Contract** to sell the property to anyone else.

26. Parties Liable. This **Contract** is binding upon all parties who sign it and all who succeed to their rights and responsibilities.

27. Notices. All notices under this **Contract** must be in writing. The notices must be delivered personally or mailed by certified mail, return receipt requested, or sent by fax or overnight delivery service to the other party at the address written in this **Contract**, or to that party's attorney.

SIGNED AND AGREED TO BY:

Witnessed or Attested by: Date Signed: Buyer: [signature]

CMO, Chinese Manufacturers Online Corp.

Print Name & Title:

TYROL TANG, C.E.O.

As to Buyer

Print Name & Title: [signature]

Signunited LLC

Print Name & Title:

CHAU-HONG PING

As to Seller

Print Name & Title:

AGREEMENT TO ACT AS ESCROW AGENT BY:

____________ (Seal)

Witnessed by , ESCROW AGENT

STATE OF NEW JERSEY, COUNTY OF SS:

I CERTIFY that on,

Accugraphic Sign Inc.

personally came before me and stated to my satisfaction that this person (or if more than one, each person):

a. Was the maker of the attached instrument; and

b. Executed this instrument as his or her own act.

[signature]

Print Name & Title:

STATE OF NEW JERSEY, COUNTY OF SS:

I CERTIFY that on,

BEVERLY A WIKIERA
NOTARY PUBLIC OF NEW JERSEY
COUNTY OF SUSSEX
MY COMMISSION EXPIRES 1/18/2012

personally came before me and stated to my satisfaction that this person (or if more than one, each person):

a. Was the maker of the attached instrument;

b. Was authorized to and did execute this instrument as of the entity named in this instrument; and

c. Executed this instrument as the act of the entity named in this instrument.

Print Name & Title:

SCHEDULE A

1. The following is a schedule of the property to be transferred:

2. The following is a schedule of property excluded from this sale:

3. The following is a schedule of liabilities related to the **Business** to be assumed by **Buyer.**

Bill of Sale of Business

This Bill of Sale is made on *April 7, 2008*
BY
Signunited LLC
whose address is
14A Casey Ave, Edison, NJ 08817

referred to as the **Seller**,

TO

Chinese Manufacturers Online Corp.
whose address is
115 Route 46, Suite B-12, Mountain Lakes, NJ 07046

referred to as the **Buyer**.

The words "**Buyer**" and "**Seller**" include all **Buyers** and all **Sellers** listed above.

1. Sale of Business and Property. For and in consideration of the sum of $ *24,000* and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged paid by the **Buyer** to the **Seller**, at or before the closing of this sale, the **Seller** sells, transfers, conveys, sets over and assigns to **Buyer** the following described business (the "**Business**"):

Accugraphic Sign Inc.

now located at **1653 Rt. 27, Suite 2, Edison, NJ 08817**

including the inventory, accounts receivable, fixtures, equipment, intellectual property, goodwill, trade name, trademarks, telephone number(s), books and records of the **Business**, licenses, lease and all rights under any contracts related to the **Business**, (including contracts for vending machines, public telephones or any other rental or use of equipment in connection with the **Business**, including the items described and mentioned in Item 1 of Schedule A to this **Bill of Sale**), TO HAVE AND TO HOLD by the **Buyer**, its successors and assigns forever, subject to: (a) liens securing liabilities relating to the **Business** being assumed by the **Buyer**; (b) the lien in favor of the **Seller** securing a portion of the purchase price hereof; and (c) any matters described in Item 2 of Schedule A to this Bill of Sale.

The **Buyer** also assumes those liabilities relating to the **Business** described and mentioned in Item 3 of Schedule A to this **Bill of Sale.**

2. Allocation of Purchase Price. The **Buyer** and **Seller** agree that the purchase price of the **Business** will be allocated for income tax purposes as follows:

$*9,000* or euipment and funitures;$*15,000* for goodwill

3. Restrictive Covenant. The **Seller** will not re-establish, re-open, become engaged, employed or in any other manner whatsoever be interested, directly or indirectly, in a business the same as or similar to the **Business** within a radius of for a period of years from the date of this **Bill of Sale.** The Seller agrees that this Section 3 is reasonable with respect to time, scope and geographic area. If the covenants set forth in this Section 3 are ever held to be unreasonable, arbitrary or against public policy, such covenants will be considered divisible with respect to scope, time and geographic area and such lesser scope, time and geographic area will be effective, binding and enforceable against the Seller.

4. Survival of Terms of Contract. The warranties, covenants and promises contained in the **Contract of Sale** between **Seller** and **Buyer** for the sale and purchase consummated by **this Bill of Sale**, will not merge in but will survive this **Bill of Sale** and become a part of this **Bill of Sale** and will continue in full force and effect as though set forth at length in this **Bill of Sale.**

5. Lease. The **Seller** hereby assigns and transfers, as part of this sale, the existing lease covering the premises used in connection with the **Business**, dated , together with all of the **Seller**'s right, title, interest and claim in and to the sum of $ *3,500.00* deposited with the landlord as security under the terms of such lease. The **Buyer** agrees to perform, carry out and be bound by the covenants and agreements of tenant under such lease.

6. Representations of Seller. The **Seller** represents and warrants that the **Seller**:

- **a.** is duly qualified and licensed to carry on the **Business** as now owned and conducted.
- **b.** has, to the best of its knowledge, operated the **Business** in accordance with all laws and rules relating to the **Business.**
- **c.** is the owner of and has good and marketable title to the property to be sold, free of all restrictions on transfer or assignment and of all encumbrances unless otherwise set forth in this **Bill of Sale.**
- **d.** has the absolute right and authority to sell such property under the conditions and terms mentioned in this **Bill of Sale.**
- **e.** is not subject to any proceedings, judgments, or liens now pending or threatened against the **Seller** or against the **Business.**
- **f.** is not subject to any liens, mortgages, security interests, judgments, levies, or Municipal, State, Federal, Unemployment Compensation or Social Security taxes which remain unpaid, nor do any persons or entities have any claim of any nature whatsoever against the **Business** and its assets, except as set forth in this **Bill of Sale** or any Schedule hereto.

7. Indemnification of Buyer by Seller. The **Seller** indemnifies the **Buyer** against (1) all liabilities and obligations of the **Seller** relating to the **Business** not expressly assumed by the **Buyer**; (2) any damage, loss, or deficiency due to any breach of warranty, misrepresentation, or nonfulfillment of any agreement on the part of the **Seller** contained in the **Contract of Sale** or in any document or list delivered or to be delivered to the **Buyer** in connection with the **Contract of Sale**; and (3) all actions suits, proceedings, judgments, costs, and expenses (including reasonable attorney fees) connected with the matters described in (1) and (2) above, including any actions, suits or proceedings between **Buyer** and **Seller**, and including actions, suits or proceedings to enforce **Seller's** obligations under this Paragraph 7.

8. Indemnification of Seller by Buyer. The **Buyer** indemnifies the **Seller** against (1) any and all liability under the contracts and obligations assumed under the **Contract of Sale**, provided that the **Seller** is not in default under any such contracts or obligations as of the date of this **Bill of Sale**; and (2) all actions, suits, proceedings, judgments, costs and expenses (including reasonable attorney fees) connected with the matters described in (1) above, including any actions, suits or proceedings between **Buyer** and **Seller**, and including actions, suits or proceedings to enforce **Buyer's** obligations under this Paragraph 8.

9. Parties Liable. This **Bill of Sale** is binding upon both the **Buyer** and the **Seller** and all who succeed to their rights and responsibilities.

10. Gender and Number. In all references in this **Bill of Sale** to any parties, persons, entities or corporations, the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require.

11. Signatures. The **Seller** and the **Buyer** sign this **Bill of Sale** as of the date at the top of the first page. If the **Seller** or the **Buyer** is a corporation, this **Bill of Sale** is signed and attested to by its proper corporate officers and its corporate seal is affixed.

Witnessed or Attested:

[signature]

[signature] (Seal)
Signunited LLC. SELLER

_________________________ (Seal)
SELLER

[signature] (Seal)
Chinese Manufacturers Online Corp. **BUYER**

_________________________ (Seal)
BUYER

____

STATE OF NEW JERSEY, COUNTY OF SS:
I CERTIFY that on 5/9/08 ,

personally came before me and stated to my satisfaction that this person (or if more than one, each person):
a. was the maker of the attached instrument; and,
b. executed this instrument as his or her own act.

____
Print name and title below signature

BEVERLY A WIKIERA
NOTARY PUBLIC OF NEW JERSEY
COUNTY OF SUSSEX
MY COMMISSION EXPIRES 1/18/2012

STATE OF NEW JERSEY, COUNTY OF SS:
I CERTIFY that on

personally came before me and stated to my satisfaction that this person (or if more than one, each person):
a. was the maker of the attached instrument; and,
b. was authorized to and did execute this instrument as

of the entity named in this instrument.

[signature]
Beverly A Wikiera
Print name and title below signature

SCHEDULE A

1. The following is the schedule of the property transferred:

2. The following is the schedule of miscellaneous liens to which the **Buyer** may be subject.

3. The following is the schedule of liabilities relating to the **Business** assumed by **Buyer**: